                                                                    EXHIBIT 99.1

                            [KENT ELECTRONICS LOGO]

                                 NEWS RELEASE

                                       CONTACT:
                                       Kent Electronics Corporation
                                       Stephen J. Chapko
                                       Executive Vice President & CFO
                                       281-243-4000

                                       Morgen-Walke Associates
                                       Robert P. Jones/Theresa Vogt
                                       Media:  Brian Maddox/Ann Marie Gaschler
FOR IMMEDIATE RELEASE                  212-850-5600


             KENT ELECTRONICS REPORTS YEAR-OVER-YEAR AND SEQUENTIAL REVENUE AND EARNINGS GROWTH FOR THE FISCAL SECOND QUARTER

        . Reports Second Quarter Diluted Earnings Per Share Of $.32 . Continuing EPS Up 15% Sequentially

     Houston, Texas, October 24, 2000 - Kent Electronics Corporation (NYSE:KNT) today reported financial results for the fiscal second quarter and six months ended September 30, 2000.

     ON OCTOBER 10, 2000, KENT ELECTRONICS ANNOUNCED THE SALE OF K*TEC ELECTRONICS, ITS CONTRACT MANUFACTURING DIVISION, TO THAYER-BLUM FUNDING II, L.L.C. FOR $225 MILLION. IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, K*TEC HAS BEEN ACCOUNTED FOR AS A DISCONTINUED OPERATION IN THE SECOND QUARTER ENDED SEPTEMBER 30, 2000 AND ALL PRIOR PERIODS. FOR THE PURPOSES OF THIS RELEASE, KENT ELECTRONICS WILL ANNOUNCE SECOND QUARTER RESULTS INCLUDING AND EXCLUDING K*TEC AS NOTED.

     FISCAL SECOND QUARTER RESULTS (INCLUDING DISCONTINUED OPERATION)

     Including K*TEC, Kent Electronics reported net sales of $349.4 million for the 2001 fiscal second quarter, a 48% increase from the $236.1 million reported in the second quarter last year and a 13% sequential increase from the first quarter.

     Gross profit reached $56.3 million, up 42% from the year-ago period and 4% from the prior quarter. Gross margin was 16.1% compared to 16.8% in last year's second quarter and 17.6% in the first quarter 2001. Operating income was $17.4 million or 5.0% of net sales. This compares to operating income of $7.3 million, or 3.1% of net sales in last year's second quarter, and $15.8 million or 5.1% of net sales in the preceding quarter.

     Net earnings were $9.6 million, a substantial increase from $3.7 million in the comparable quarter last year and a 9% sequential gain over the $8.8 million earned in the preceding quarter. Earnings per diluted share were $.32, more than double the $.13 reported in the second quarter last year and up 7% from the preceding quarter.

     FISCAL SECOND QUARTER RESULTS (EXCLUDING DISCONTINUED OPERATION)

     Net sales for the second quarter, excluding K*TEC, were $231.4 million, and the combined revenues of Kent Components and Kent Datacomm increased 11% on a sequential basis. The Company's two core businesses, networking and specialty component distribution, accounted for approximately 42% and 58% of sales and posted sequential growth of 9% and 12%, respectively. Net sales, excluding K*TEC, but including the revenues from the redistribution assets which were sold on May 23, 2000, were up 4% on a sequential basis.

     Gross profit for the quarter was up 38% to $48.0 million from $34.8 million in the second quarter last year, and gross margin expanded to 20.7% from 20.1% in the second quarter last year. In the preceding quarter, gross profit was $46.2 million or 20.7% of sales.

     Operating income more than doubled to $12.8 million from $5.3 million in fiscal 1999's second quarter and increased 16% on a sequential basis. Operating margin was 5.5%, compared to 4.9% in the preceding quarter and 3.1% in the similar year-ago period.

     Earnings from continuing operations for the second quarter increased to $6.8 million, a 15% sequential gain over the $5.9 million earned in the preceding quarter and significantly above the $2.5 million reported in last year's second quarter. Continuing earnings per share were $.23 compared to $.20 in the preceding quarter and $.09 in the fiscal 2000 second quarter.

     COMMENTARY ON SECOND QUARTER RESULTS

     LARRY OLSON, PRESIDENT AND CHIEF EXECUTIVE OFFICER, NOTED, "WE BELIEVE THAT SECOND QUARTER RESULTS, EXCLUDING THE CONTRIBUTIONS OF OUR TWO RECENT DIVESTITURES, K*TEC AND THE REDISTRIBUTION ASSETS, ARE A STRONG DEPARTURE POINT FOR KENT. OPERATING LEVERAGE WAS SIGNIFICANT, WITH EARNINGS FROM CONTINUING OPERATIONS UP 15% SEQUENTIALLY, ON AN 11% SEQUENTIAL SALES GAIN, EXCLUDING REVENUES FROM THE REDISTRIBUTION ASSETS. ADDITIONALLY, WE HAVE STRENGTHENED AN ALREADY SOLID BALANCE SHEET. ON A CONTINUING OPERATION BASIS, SECOND QUARTER INVENTORY TURNS INCREASED TO 6.2 TIMES. ON A PRO-FORMA BASIS, REFLECTING THE SALE OF K*TEC, CASH AND CASH EQUIVALENTS APPROXIMATE $250 MILLION, PROVIDING THE COMPANY WITH SUBSTANTIAL RESOURCES TO FUND FUTURE GROWTH."

     WITH RESPECT TO THE OPERATING ENVIRONMENT, MR. OLSON STATED, "ORDER RATES WERE STRONG FOR OUR COMPONENTS DISTRIBUTION BUSINESS, WHICH CONTINUES TO EXPERIENCE TIGHT SUPPLY IN CERTAIN PRODUCT CATEGORIES. KENT DATACOMM SUCCEEDED IN INCREASING ITS SERVICE REVENUES IN THE SECOND QUARTER AND IN SETTING A NEW RECORD FOR INCOMING ORDERS."

     FIRST HALF RESULTS (INCLUDING DISCONTINUED OPERATION)

     Including K*TEC Electronics, Kent had total sales of $657.7 million for the first six months of fiscal 2001, a 49% increase from $441.2 million in last year's six-month period. Gross profit was $110.6 million, up 54% from the prior year, and gross margin was 16.8% compared to 16.3% in last year's first half. Operating income reached $33.2 million, an increase of 196% from the fiscal 2000 first half. Operating margin was 5.0% compared to 2.5% in the similar year-ago period. Net earnings were $18.4 million, or $.62 per diluted share, substantially above the $5.6 million or $.20 per diluted share earned in the comparable period last year.

     FIRST HALF RESULTS (EXCLUDING DISCONTINUED OPERATION)

     Net sales for the first half of fiscal 2001, excluding K*TEC, were $454.7 million, a 40% increase from $323.7 million in the comparable period last year. The combined sales of Kent Components and Kent Datacomm grew by approximately 57%.

     Gross profit for the six-month period grew 43% to $94.2 million from $65.7 million in the same period last year. Gross margin expanded to 20.7% from 20.3% in the first six months of fiscal 2001.

     Operating income for the period was $23.7 million, more than twice the $10.8 million reported for last year's first half.

     Earnings from continuing operations for the first six months of fiscal 2001 increased to $12.7 million, or $.43 per diluted share, compared to $5.2 million, or $.18 per diluted share, in the same period in fiscal 2000.

     OUTLOOK

     LOOKING AHEAD, MR. OLSON STATED, "KENT'S LEADING MARKET POSITION IN SPECIALTY COMPONENT DISTRIBUTION CONTINUES TO STRENGTHEN AS PRODUCT SHORTAGES PENALIZE SMALLER COMPETITORS. INDUSTRY ANALYSTS EXPECT THE SUPPLY/DEMAND IMBALANCE IN PASSIVE COMPONENTS SUCH AS CAPACITORS, RESISTORS AND OSCILLATORS TO LAST AT LEAST THROUGH THE MIDDLE OF CALENDAR YEAR 2001. OUR NETWORK INTEGRATION BUSINESS IS BENEFITING FROM THE TREMENDOUS DEMAND FOR INCREASED BANDWIDTH AND THE RAPID CONVERGENCE OF VOICE, DATA AND VIDEO APPLICATIONS."

     "THE DIVESTITURE OF K*TEC SHOULD ENABLE KENT TO LEVERAGE THE FUNDAMENTAL STRENGTHS OF ITS POSITION IN BOTH OF THESE DYNAMIC BUSINESSES, WHILE AT THE SAME TIME CREATE IMPORTANT OPERATING EFFICIENCIES IN A LESS CYCLICAL AND MORE PREDICTABLE ENVIRONMENT," MR. OLSON SAID.

     "GOING FORWARD," HE ADDED, "WE EXPECT TO UTILIZE THE RESOURCES FROM THE K*TEC SALE TO FUND THE ORGANIC AND ACQUISITION-RELATED GROWTH OF BOTH OPERATIONS. THIS SHOULD INVOLVE CREATING A BROADER GEOGRAPHIC FOOTPRINT AS WELL AS ADDING RELATED SERVICES."

     The Company noted that even without the benefit of acquisitions, it expects full fiscal year 2001 earnings to exceed $1.30 per diluted share.

     The forward-looking statements in this press release involve risks and uncertainties which could cause actual results, performance or trends, including the above-mentioned estimated earnings per diluted share, to differ materially from those expressed in the forward-looking statements. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release, include, but are not limited to, the risks relating to forward-looking statements discussed in the Company's Annual Report on Form 10-K for the fiscal year ended April 1, 2000, including, but not limited to, the risks discussed under the captions "Cycles in the Electronics Industry; General Economic Conditions," "Management of Growth," "Competition," "Risks Associated with Acquisitions" and "Dependence on Significant Suppliers."

  Kent Electronics is among the largest publicly traded specialty electronics distributors and network integrators. Kent Components provides distribution and value-added services with a focus on interconnect, passive and electromechanical components. Kent Datacomm provides complete end-to-end networking solutions, including design, consulting, source selection, product configuration and installation, and warranty and technical support.


                               (TABLES TO FOLLOW)

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                      PRO FORMA SUPPLEMENTAL INFORMATION*
               (UNAUDITED - IN THOUSANDS, EXCEPT PER SHARE DATA)

     The following pro forma supplemental information excludes the effect of reporting the divestiture of K*TEC Electronics as a discontinued operation. This pro forma information is not prepared in accordance with U.S. generally accepted accounting principles.

                                           Second Quarter                    Six Months
                                          (Thirteen Weeks)               (Twenty-Six Weeks)
                                      September 30,  October 2,      September 30,   October 2,
                                          2000          1999             2000          1999
                                        --------      --------         --------      --------
Net sales                               $349,390      $236,073         $657,658      $441,249
Cost of sales                            293,061       196,363          547,099       369,509
                                        --------      --------         --------      --------
Gross profit                              56,329        39,710          110,559        71,740

Selling, general and
  administrative expenses                 38,942        32,423           77,377        60,514
                                        --------      --------         --------      --------
Operating profit                          17,387         7,287           33,182        11,226

Other income (expense)
  Interest expense                        (2,676)       (2,575)          (5,385)       (5,153)
  Other - net                              1,230         1,354            2,841         3,136
                                        --------      --------         --------      --------
Earnings before income taxes              15,941         6,066           30,638         9,209

Income taxes                               6,376         2,382           12,254         3,616
                                        --------      --------         --------      --------

Net earnings                            $  9,565      $  3,684         $ 18,384      $  5,593
                                        ========      ========         ========      ========
Earnings per common share:
  Basic                                     $.34          $.13             $.65          $.20
                                        ========      ========         ========      ========
  Diluted                                   $.32          $.13             $.62          $.20
                                        ========      ========         ========      ========
Weighted average shares:
  Basic                                   28,508        27,993           28,446        27,984
                                        ========      ========         ========      ========
  Diluted                                 29,675        28,740           29,636        28,534
                                        ========      ========         ========      ========

-------------
* Amounts prior to the second quarter of fiscal 2001 include the operating results of the Company's wire and cable redistribution assets, which were sold on May 23, 2000. The sale of the redistribution assets, in accordance with U.S. generally accepted accounting principles, was not accounted for as a discontinued operation.

                                     -MORE-

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                             SCHEDULE OF NET SALES
                           (UNAUDITED - IN THOUSANDS)



                                                      FISCAL YEAR 2000                              FISCAL YEAR 2001
                         ---------------------------------------------------------------   -------------------------------
                           Quarter Ending                   Quarter Ending                    Quarter Ending
                         -------------------    6 Mos.    -------------------   12 Mos.    --------------------    6 Mos.
                           7/3/99    10/2/99    Total        1/1/00     4/1/00   Total        7/1/00    9/30/00    Total
                         --------   --------   --------   --------   --------   --------   --------   --------    --------
  Kent Components        $ 70,270   $ 91,369   $161,639   $101,671   $110,469   $373,779   $119,176   $133,871    $253,047
  Kent Datacomm            57,368     60,579    117,947     74,222     83,683    275,852     89,493     97,533     187,026
  K*TEC Electronics        54,976     62,600    117,576     60,707     72,818    251,101     84,955    118,026     202,981
  Wire & Cable
   Redistribution          22,562     21,525     44,087     22,435     26,684     93,206     14,644        (40)     14,604
                         --------   --------   --------   --------   --------   --------   --------   --------    --------
  Net Sales              $205,176   $236,073   $441,249   $259,035   $293,654   $993,938   $308,268   $349,390    $657,658
                         ========   ========   ========   ========   ========   ========   ========   ========    ========


                                     -MORE-

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF EARNINGS*
               (UNAUDITED - IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     Second Quarter                    Six Months
                                                    (Thirteen Weeks)               (Twenty-Six Weeks)
                                               September 30,    October 2,    September 30,    October 2,
                                                    2000          1999             2000          1999
                                                  --------      --------         --------      --------
Net sales                                         $231,364      $173,473         $454,677      $323,673
Cost of sales                                      183,404       138,630          360,473       257,990
                                                  --------      --------         --------      --------
Gross profit                                        47,960        34,843           94,204        65,683

Selling, general and
  administrative expenses                           35,193        29,530           70,476        54,901
                                                  --------      --------         --------      --------
Operating profit                                    12,767         5,313           23,728        10,782

Other income (expense)
  Interest expense                                  (2,676)       (2,575)          (5,385)       (5,153)
  Other - net                                        1,230         1,354            2,841         3,136
                                                  --------      --------         --------      --------
Earnings from continuing operations
  before income taxes                               11,321         4,092           21,184         8,765
Income taxes                                         4,527         1,643            8,472         3,520
                                                  --------      --------         --------      --------
Earnings from continuing operations                  6,794         2,449           12,712         5,245
Earnings from discontinued operations,
  net of income taxes                                2,771         1,235            5,672           348
                                                  --------      --------         --------      --------

Net earnings                                      $  9,565      $  3,684         $ 18,384      $  5,593
                                                  ========      ========         ========      ========
Basic earnings per common share:
  Earnings from continuing operations             $    .24      $    .09         $    .45      $    .19
                                                  ========      ========         ========      ========
  Net earnings                                    $    .34      $    .13         $    .65      $    .20
                                                  ========      ========         ========      ========
Diluted earnings per common share:
  Earnings from continuing operations             $    .23      $    .09         $    .43      $    .18
                                                  ========      ========         ========      ========
  Net earnings                                    $    .32      $    .13         $    .62      $    .20
                                                  ========      ========         ========      ========
Weighted average shares:
  Basic                                             28,508        27,993           28,446        27,984
                                                  ========      ========         ========      ========
  Diluted                                           29,675        28,740           29,636        28,534
                                                  ========      ========         ========      ========

-------------
* Amounts prior to the second quarter of fiscal 2001 include the operating results of the Company's wire and cable redistribution assets, which were sold on May 23, 2000. The sale of the redistribution assets, in accordance with U.S. generally accepted accounting principles, was not accounted for as a discontinued operation.

                                     -MORE-

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                              September 30,
                                                  2000         April 1,
                                               (Unaudited)       2000
                                              -------------   ----------
ASSETS

CURRENT ASSETS
 Cash and cash equivalents (including
   temporary investments of $80,237 at
   September 30 and $105,164 at April 1)           $ 74,162    $101,052

 Accounts receivable, net                           180,909     149,161

 Inventories
   Materials and purchased products                 117,222     124,939
   Work in process                                      826       1,002
                                                   --------    --------
                                                    118,048     125,941

 Net assets of discontinued operations              195,164     143,795
 Other                                                8,792      12,594
                                                   --------    --------
      Total current assets                          577,075     532,543

PROPERTY AND EQUIPMENT
 Land                                                 4,990       4,990
 Buildings                                           18,424      19,627
 Equipment, furniture and fixtures                   57,050      58,808
 Leasehold improvements                                 855       1,541
                                                   --------    --------
                                                     81,319      84,966
 Less accumulated depreciation
   and amortization                                 (28,222)    (29,209)
                                                   --------    --------
                                                     53,097      55,757

OTHER ASSETS                                         16,344      10,429

COST IN EXCESS OF NET ASSETS ACQUIRED,
 Less accumulated amortization of $6,568
   at September 30 and $5,176 at April 1            101,772     103,164
                                                   --------    --------
      Total assets                                 $748,288    $701,893
                                                   ========    ========



                                     -MORE-

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS - Continued
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                       September 30,
                                                            2000        April 1,
                                                        (Unaudited)       2000
                                                       -------------    --------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                          $ 98,842    $ 82,782
  Accrued compensation                                        20,460      23,877
  Other accrued liabilities                                   21,045      16,202
  Income taxes                                                 4,323         589
  Current maturities of long-term debt                         4,000       4,000
                                                            --------    --------
     Total current liabilities                               148,670     127,450

LONG-TERM DEBT, less current maturities                      212,000     212,000

DEFERRED INCOME TAXES                                         11,874      11,824

LONG-TERM LIABILITIES                                          7,061       5,887

STOCKHOLDERS' EQUITY
  Preferred stock, $1 par value per share;
     authorized 2,000,000 shares; none issued                    ---         ---
  Common stock, no par value; authorized
     60,000,000 shares; 28,592,853 shares issued
     and 28,542,853 shares outstanding at
     September 30 and 28,375,032 shares issued
     and 28,325,032 shares outstanding at April 1             74,035      68,579
  Additional paid-in capital                                 117,908     117,797
  Retained earnings                                          177,717     159,333
                                                            --------    --------
                                                             369,660     345,709
  Less common stock in treasury - at cost,
     50,000 shares                                              (977)       (977)
                                                            --------    --------
                                                             368,683     344,732
                                                            --------    --------

     Total liabilities and stockholders' equity             $748,288    $701,893
                                                            ========    ========




                                     -END-

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